--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                               European Stock Fund
--------------------------------------------------------------------------------
                                 April 30, 1997
--------------------------------------------------------------------------------
Report Highlights
================================================================================


o Despite a strengthening dollar, European markets continued to provide strong returns to U.S. investors over the last six months.

o The best-performing markets were Spain, Finland, the Netherlands, and the U.K.

o The European Stock Fund returned 8.96% for the six months ended April 30, lagging both its benchmarks due to some disappointing holdings.

o We expect European economies to remain stable as the region moves ever closer to monetary union, creating good investment opportunities in coming months.

Fellow Shareholders

     Over the last six months, European stock markets overcame a significant strengthening in the dollar to provide strong returns to U.S. investors. The markets continued to be buoyed by stable economies with benign inflation as European nations moved steadily toward monetary union. Spain, Finland, the Netherlands, and the U.K. were among the best-performing markets.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 4/30/97                   6 Months           12 Months
European Stock Fund                        8.96%              18.10%
MSCI Europe Index                         11.96               21.42
Lipper European Funds Average              9.62               17.13
================================================================================

     Your fund posted a solid return in the half, although it underperformed both its benchmarks primarily because of negative stock selection in most markets. For the 12 months ended April 30, the fund performed well on an absolute basis and held a slight edge over the Lipper peer group of similar funds, but lagged the unmanaged MSCI Europe Index for the reas on mentioned.

MARKET REVIEW

     There is no doubt that the stable, if unexciting, economic environment throughout Europe is continuing to provide an excellent backdrop for stock markets. Although consumer spending is still subdued as governments implement measures to meet the Maastricht criteria for monetary union, the region is clearly in the midst of recovery. In addition to the favorable economic picture, a new factor is increasingly drawing investors to these markets: the growing focus of European companies on improving profitability and shareholder value.

     With the help of a strong pound, one of the few European currencies to keep pace with the dollar, the U.K. market was among the top performers in the region. The prospect of a change in government with the May 1 general election, which came to pass as the Labour Party toppled the 18-year reign of the ruling Conservatives, had little effect on the market since the economic policies of both parties are now quite similar. We trimmed your fund's exposure to the U.K. by selling some shares in ABBEY NATIONAL, whose valuation was boosted by the demutualization trend in the mortgage banking industry. Our two remaining electric utilities, EAST MIDLANDS ELECTRICITY and LONDON ELECTRICITY, were eliminated after being taken over at a healthy premium by U.S. companies. In a notable addition, we increased our stake in ELECTROCOMPONENTS, a high-margin, service-oriented distribution company with bright prospects. The U.K. remains our largest weighting, representing one-quarter of fund assets.

================================================================================
Market Performance
--------------------------------------------------------------------------------
Six Months            Local               Local Currency             U.S.
Ended 4/30/97      Currency             vs. U.S. Dollars          Dollars
--------------------------------------------------------------------------------
Belgium               26.72%                   -12.68%              10.65%
Finland               36.90                    -12.92               19.22
France                23.74                    -12.48                8.30
Germany               28.30                    -12.62               12.11
Italy                 25.88                    -11.42               11.50
Netherlands           31.15                    -12.95               14.17
Norway                25.56                    -10.47               12.42
Spain                 43.43                    -12.73               25.16
Sweden                26.05                    -16.33                5.47
Switzerland           31.05                    -14.57               11.95
United Kingdom        13.06                     -0.36               12.66
--------------------------------------------------------------------------------
Source: FAMEInformation Services, Inc.; using MSCI indices.

     GERMANY also edged ahead of the MSCI Europe Index despite weakness in the deutschemark that significantly curtailed the return to U.S. investors. Conversely, the deutschemark's weakness helped German exporters by making their goods more affordable to foreigners. However, the primary fuel for the local market's strong performance was the increasing shift in attitude of German companies toward improving shareholder value. The fund has been underweighted in this market for some time, but recent purchases have started to narrow this gap. Our focus is on a number of banks, including DEUTSCHE BANK, BAYERISCHE HYPOTHEKEN UND WECHSEL BANK, and COMMERZBANK. We also bought shares in the recently privatized DEUTSCHE TELEKOM where there is also significant scope to improve profitability.

     Our holdings in SWITZERLAND tracked the European Index but the same could not be said for our positions in the NETHERLANDS. While the Dutch market outperformed the index, our core holdings, publishers WOLTERS KLUWER and ELSEVIER, showed only modest gains while we continued to reduce our stakes. The Netherlands remains your fund's second-largest weighting, representing 16% of assets.

     The early call for an election in FRANCE was one of the big surprises of the last six months. President Chirac's aim is to get the center-right government reelected for a fresh five-year term, clearing the way to implement the necessary measures to meet the Maastricht criteria for European monetary union. The fund's position in the market changed very little during the half year, remaining our third-largest weighting at 14% of assets.

     [A pie chart showing geographic diversification as of 4/30/97. United Kingdom - 25%, Netherlansa - 16%, France - 14%, Switzerland - 9%, Germany - 7%, Spain - 5%, Sweden - 5%, Other and Reserves - 19%]

     There were more changes to the portfolio in ITALY, where the historically turbulent political environment has been relatively stable for over a year. Although the nation has a long way to go to meet the criteria for monetary union, the recent mini-budget was an encouraging sign of its new fiscal austerity. However, the decline in government spending continued to slow economic growth. We bought more shares in existing holdings with especially good growth prospects, including mobile phone company TELECOM ITALIA MOBILE, and we initiated a position in the bank CREDITO ITALIANO.

     The best-performing market was Spain, where the quest to qualify for monetary union is also driving widespread reforms. In contrast to Italy, Spain started its reforms in better fiscal condition and has addressed some of its problems more quickly. These advantages were reflected in the robust bond and stock markets. We capitalized on the rise in stock prices by taking profits in a number of our holdings, including oil company REPSOL and BANCO POPULAR ESPANOL.

     In Scandinavia, FINLAND was the winner mostly because the largest stock in the market, mobile phone manufacturer NOKIA, returned to better profitability and continued growth. SWEDEN, on the other hand, languished at the bottom of the performance tables as politics took precedence over the nation's recent fiscal discipline. To regain some popularity with an election looming in 1998, the government allocated money in the recent budget to stem the sharply rising unemployment caused by its tight fiscal policies. As a result, bond yields rose, putting pressure on stock valuations. We reduced our holding in engineering concern ATLAS COPCO and eliminated forestry group STORA KOPPARBERGS.

================================================================================
Industry Diversification
--------------------------------------------------------------------------------
                                   Percent of         Percent of
                                   Net Assets         Net Assets
                                     10/31/96            4/30/97

Services                                32.6%              29.4%
Consumer Goods                          20.3               19.6
Finance                                 13.5               15.0
Energy                                  13.8               12.9
Materials                                6.2                7.3
Capital Equipment                        6.0                5.9
Multi-Industry                           2.3                2.3
Reserves                                 5.3                7.6
--------------------------------------------------------------------------------
Total                                  100.0%             100.0%
================================================================================

     The fund's investments in the emerging markets of Eastern Europe produced mixed results. While RUSSIA'S prospects remain positive over the long term, the market's inherent risks were demonstrated by uncertainty over the ability of foreigners to purchase shares of RAO GAZPROM, the world's largest gas company, on the local market. The stock declined as a result. However, the HUNGARIAN pharmaceutical company RICHTER GEDEON continued to perform well.

     Our smaller companies contributed positively to performance during most of the last six months, but as their valuation discount versus larger companies narrowed, we reduced our overall position, particularly in the U.K. and Germany.

OUTLOOK

     We expect the combination of stable economic conditions and improving company fundamentals to provide good prospects for investment in Europe in the second half of 1997. In particular, economic reforms are expanding our opportunities in Eastern Europe. Thank you for your continued confidence.

Respectfully submitted,

[Signature]

Martin G. Wade
President
May 20, 1997

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                         4/30/97
--------------------------------------------------------------------------------
Royal Dutch Petroleum, Netherlands                                         3.0%
Wolters Kluwer, Netherlands                                                2.7
Elsevier, Netherlands                                                      2.6
Novartis, Switzerland                                                      2.6
SmithKline Beecham, United Kingdom                                         2.4
Eaux Cie Generale, France                                                  2.2
National Westminster Bank, United Kingdom                                  2.0
Roche Holdings, Switzerland                                                1.9
Reed International, United Kingdom                                         1.6
INGGroep, Netherlands                                                      1.5
Carrefour, France                                                          1.5
ABB, Sweden/Switzerland                                                    1.5
Shell Transport & Trading, United Kingdom                                  1.4
Glaxo Wellcome, United Kingdom                                             1.4
Astra, Sweden                                                              1.4
Gehe, Germany                                                              1.3
Nestle, Switzerland                                                        1.2
Unilever, Netherlands                                                      1.2
Telecom Italia Mobile, Italy                                               1.1
Tomkins, United Kingdom                                                    1.1
Total, France                                                              1.1
Pinault Printemps, France                                                  1.0
Grand Metropolitan, United Kingdom                                         1.0
LVMH, France                                                               1.0
Orkla, Norway                                                              1.0
--------------------------------------------------------------------------------
Total                                                                     40.7%
================================================================================


================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Chart for European Stock Fund]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                 Since Inception
Periods Ended 4/30/97      1 Year    3 Years      5 Years    Inception      Date
Eurpean Stock Fund         18.10%     16.25%       13.56%       10.40%   2/28/90

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Unaudited
------------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                     6 Months          Year                                10 Months#          Year
                                        Ended         Ended                                     Ended         Ended
                                      4/30/97      10/31/96      10/31/95      10/31/94      10/31/93      12/31/92      12/31/91
    NET ASSET VALUE
Beginning of period ............   $    16.93    $    14.35    $    12.72    $    11.37    $     9.36    $    10.09    $     9.48
Investment activities
      Net investment income ....         0.08          0.25          0.20          0.14          0.12          0.14          0.10
      Net realized and
      unrealized gain (loss) ...         1.42          2.79          1.60          1.26          1.89         (0.70)         0.59
      Total from
      investment activities ....         1.50          3.04          1.80          1.40          2.01         (0.56)         0.69
Distributions
      Net investment income ....        (0.26)        (0.21)        (0.12)        (0.04)         --           (0.17)        (0.08)
      Net realized gain ........        (0.20)        (0.25)        (0.05)        (0.01)         --            --            --
      Total distributions ......        (0.46)        (0.46)        (0.17)        (0.05)         --           (0.17)        (0.08)
NET ASSET VALUE
End of period ..................   $    17.97    $    16.93    $    14.35    $    12.72    $    11.37    $     9.36    $    10.09
Ratios/Supplemental Data
Total return ...................         8.96%        21.76%        14.41%        12.35%        21.47%        (5.56)%        7.31%
Ratio of expenses to
average net assets .............         1.06%+        1.12%         1.20%         1.25%         1.35%+        1.48%         1.71%
Ratio of net investment
income to average
net assets .....................         1.08%+        1.81%         1.75%         1.19%         1.79%+        1.23%         1.04%
Portfolio turnover rate ........         17.0%+        14.1%         17.2%         24.5%         21.3%+        52.0%         57.7%
Average commission
rate paid ......................   $   0.0361    $   0.0248            $-            $-            $-            $-            $-
Net assets, end of period
(in thousands) .................   $  871,548    $  704,887    $  490,573    $  337,498    $  265,784    $  173,798    $  103,977
====================================================================================================================================

+    Annualized.
#    The fund's fiscal year-end was changed to 10/31.

The accompanying notes are an integral part of these financial statements.

Unaudited                                                         April 30, 1997
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                       Shares/Par          Value
                                                                    In thousands

AUSTRIA  0.0%
Preferred Stocks  0.0%
Creditanstalt Bankverein ........................          2,050         $    77
Total Austria (Cost $215) .......................                             77

BELGIUM 1.9%
Common Stocks 1.9%
Barco ...........................................          3,500             596
CLF-Dexia * .....................................          8,408             835
Generale de Banque ..............................         10,983           4,554
Generale de Banque, VVPR Strip ..................            723               -
Kredietbank .....................................         19,970           7,779
UCB .............................................            899           2,467
                                                                          16,231

Convertible Bonds 0.0%
Kredietbank, 5.75%, 11/30/03 .................... BEF  4,522,500             231
                                                                             231
Total Belgium (Cost $10,002) ....................                         16,462

CZECH REPUBLIC 0.1%
Common Stocks 0.1%
IPS Praha * .....................................         52,470             398
SPT Telecom * ...................................          3,800             402
Total Czech Republic (Cost $712) ................            800

DENMARK 0.7%
Common Stocks 0.7%
Bang & Olufsen (Class B) ........................         13,956             805
Den Danske Bank .................................         23,570           2,039
ISS International (Class B) * ...................         21,000             621
Oticon Holdings * ...............................          4,413             716
Tele Danmark (Class B) ..........................         15,830             761
Unidanmark (Class A) ............................         28,760           1,423
Total Denmark (Cost $5,292) 6,365

FINLAND 0.6%
Common Stocks 0.6%
Cultor ..........................................         22,241         $ 1,232
Huhtamaki .......................................          8,000             349
Konecranes International ........................          9,000             346
Nokia (Class A) .................................         53,930           3,364
Total Finland (Cost $3,135) 5,291

FRANCE 14.3%
Common Stocks 14.3%
AXA .......................................................    24,881      1,531
Accor .....................................................    10,430      1,496
Alcatel Alsthom ...........................................    44,540      4,953
Altran Technologies .......................................     4,158      1,446
Assurances Generales de France ............................    22,210        723
BIC .......................................................     7,442      1,179
But .......................................................     9,825        522
CET .......................................................     8,700        745
CLF-Dexia, Registered 1998 ................................    12,910      1,194
CLF-Dexia, Registered 1999 ................................    10,510        972
Canal Plus ................................................    12,700      2,293
Carrefour .................................................    20,375     12,721
Castorama Dubois ..........................................     6,266        927
Chargeurs International * .................................    10,933        646
Cie de St. Gobain .........................................    46,079      6,174
Cipe France ...............................................    10,000      1,405
Eaux Cie Generale .........................................   138,694     19,319
Elf Aquitaine .............................................    59,920      5,811
Guilbert ..................................................    24,831      3,872
Havas .....................................................    15,760      1,180
L'Oreal ...................................................     5,572      1,977
LVMH ......................................................    35,333      8,627
Pathe * ...................................................    11,683      2,728
Pinault Printemps .........................................    20,770      8,736
Primagaz ..................................................     1,485        146
Rexel .....................................................     2,000        533
Sanofi ....................................................    48,242      4,505
Schneider .................................................    87,380      4,926
Societe Generale ..........................................    11,190    $ 1,254
Sodexho ...................................................    15,180      6,970
Spir Communication ........................................     3,437        299
Television Francaise ......................................    58,979      5,689
Total (Class B) ...........................................   110,618      9,173
Total France (Cost $98,070) 124,672

GERMANY  7.1%
Common Stocks and Warrants 6.6%
Allianz * .................................................    25,950      5,035
Altana ....................................................     1,100        851
Bayer * ...................................................   215,459      8,366
Bayerische Hypotheken und Wechsel Bank ....................   104,184      3,249
Buderus ...................................................       720        338
Commerzbank ...............................................    57,460      1,541
Deutsche Bank .............................................    94,663      4,990
Deutsche Telekom ..........................................    76,555      1,661
Eurobike ..................................................    35,500        943
Gehe ......................................................   166,573     11,080
Hoechst ...................................................    57,800      2,270

Mannesmann ................................................     7,570      2,977
Rhoen Klinikum ............................................     7,776      1,001
SAP .......................................................    10,810      1,968
Schering ..................................................    15,343      1,466
Sixt ......................................................     1,600      1,076
VBH Holdings ..............................................    10,000        156
Veba ......................................................   124,963      6,436
Volkswagen ................................................     3,421      2,165
                                                                          57,569
Preferred Stocks 0.5%
Berentzen Gruppe ..........................................    14,500        410
Marschollek Lautenshaeger .................................     4,950      1,001
SAP .......................................................    10,930      2,013
Signalbau Huber ...........................................     1,650        200
Sixt ......................................................     1,000        635
Sixt, Cv. Equity Certificates, 10.00%, 5/17/00 (Each
certificate is convertible into nonvoting preferred shares)       100         70
                                                                           4,329
Total Germany (Cost $46,708) ..............................              61,898

HUNGARY 0.3%
Common Stocks 0.3%
Graboplast Textile ........................................    27,000    $ 1,238
Richter Gedeon ............................................    12,200        922
Total Hungary (Cost $824) .................................     2,160

IRELAND  0.2%
Common Stocks  0.2%
Kingspan Group .................................         140,900           1,491
Total Ireland (Cost $294) ......................           1,491

ISRAEL 0.4%
Common Stocks 0.4%
Blue Square * ..................................         176,600           1,770
Elco Holdings ..................................          19,340             129
Elite Industries ...............................          30,000             767
Teva Pharmaceutical ADR (USD) ..................          15,000             761
Total Israel (Cost $2,447) .....................           3,427

ITALY 4.1%
Common Stocks 4.1%
Credito Italiano ...............................       1,150,317           1,612
ENI ............................................         769,743           3,918
Fila Holdings ADS (USD) * ......................          12,246             530
Gewiss .........................................          67,900             912
Gucci Group (USD) ..............................          37,042           2,570
IMI ............................................         232,253           1,974
Industria Macchine Automatiche .................         130,000             550
Italgas ........................................         536,943           1,845
La Doria .......................................         202,959             538

Safilo .........................................          31,589             601
Seat * .........................................       1,027,300             314
Seat, Savings Shares * .........................         544,935             108
Stet ...........................................       1,192,300           5,659
Stet, Savings Shares ...........................         634,935           2,351
Telecom Italia .................................       1,084,615           2,872
Telecom Italia Mobile ..........................       2,676,435        $  8,396
Telecom Italia Mobile, Savings Shares ..........         620,611           1,146
Total Italy (Cost $26,102) .....................          35,896

NETHERLANDS 15.8%
Common Stocks 15.8%
ABN Amro Holdings ..............................         115,978           7,971
Aalberts Industries ............................          43,150             990
Ahold ..........................................          26,581           1,815
Ahrend Groep ...................................          25,190           1,526
Akzo Nobel .....................................          14,322           1,845
Atag ...........................................          12,216             616
Baan Company (USD) .............................          32,510           1,747
Content Beheer .................................          13,400             484
CSM ............................................         127,103           7,300
Elsevier .......................................       1,404,652          22,494
Fortis Amev ....................................         147,885           5,579
Getronics ......................................          31,496             954
ING Groep ......................................         333,085          13,079
Koninklijke PTT Nederland ......................          55,007           1,954
Otra ...........................................          73,500           1,169
Polygram .......................................         139,666           6,846
Randstad Holdings * ............................          14,000           1,257
Royal Dutch Petroleum ..........................         143,939          25,725
Unilever .......................................          51,740          10,062
Wolters Kluwer .................................         200,957          23,816
                                                                         137,229
Preferred Stocks 0.0%
ING Groep ......................................          33,857             173
                                                                             173
Total Netherlands (Cost $85,854) ...............                         137,402

NORWAY 2.3%
Common Stocks 2.3%
Bergesen (Class A) .............................          38,700             799
Merkantildata ..................................          64,000           1,168
Norsk Hydro ....................................         148,215           7,222
Orkla (Class A) ................................         100,834           8,453
Schibsted ......................................          33,400        $    577
Tomra Systems ..................................          99,000           1,919
Total Norway (Cost $11,739) 20,138

POLAND 0.2%
Common Stocks 0.2%
Bank Rozwoju Eksportu * ........................          25,200             602
Bank Slaski ....................................           6,540             555
Elektrim .......................................          40,000             359
Gorazdze .......................................          18,500             620
International UNP Holdings (CAD) * .............         186,843              22
Total Poland (Cost $1,908) .....................           2,158

PORTUGAL 0.4%
Common Stocks and Warrants 0.4%
Jeronimo Martins * .............................          47,904           2,866
Jeronimo Martins, Warrants, 9/15/03 * ..........           3,992              72
Sempa ..........................................          26,250             562
Sumolis Industria de Frutas Bebidas * ..........          14,000             105
                                                                           3,605
Preferred Stocks 0.0%
Lusomundo ......................................          28,470             211
                                                                             211
Total Portugal (Cost $1,547) ...................                           3,816

RUSSIA  0.3%
Common Stocks  0.3%
Lukoil ADR (USD) ................................          28,000          1,568
PLD Telekom (USD) * .............................          52,200            277
Rao Gazprom ADS (USD) * .........................          40,500            632
Star Mining (AUD) ...............................       1,540,000             60
Total Russia (Cost $2,069) ......................                          2,537

SPAIN 5.0%
Common Stocks 5.0%
Aguas de Barcelona ..............................             509             20
Argentaria Banca de Espana ......................          48,281          2,153
Azkoyen .........................................          11,000        $ 1,648
Banco Bilbao Vizcaya ............................          28,770          1,936
Banco Popular Espanol ...........................          19,519          4,139
Banco Santander .................................          89,289          6,718
Centros Comerciales Pryca .......................          66,268          1,151
Empresa Nacional de Electricidad ................          90,545          6,329
Gas Natural .....................................          24,851          5,278
Iberdrola .......................................         366,735          4,139
Prosegur Seguridad ..............................         162,500          1,762
Repsol ..........................................         109,679          4,598
Telefonica de Espana ............................         149,418          3,827
Total Spain (Cost $31,915) ......................                         43,698

SWEDEN 4.8%
Common Stocks and Warrants 4.8%
ABB (Class A) ...................................         253,700          3,089
Assa-Abloy (Class B) ............................          63,179          1,236
Astra (Class B) .................................         305,120         12,116
Atlas Copco (Class B) ...........................         199,950          4,958
BPA (Class A) * .................................         320,000            836
BPA (Class B), Warrants, 12/15/00 * .............         152,000            165
Electrolux (Class B) ............................          72,110          4,136
Esselte (Class B) ...............................          61,920          1,413
Finnveden (Class B) .............................          52,900            937
Hennes & Mauritz (Class B) ......................          37,750          5,462
Hoganas (Class B) ...............................          16,000            479
Mandator (Class B) * ............................          35,470            434
Medical Invest Svenska (Class B) * ..............          21,160            688
Sandvik (Class B) ...............................         142,220          3,499
Scribona (Class B) ..............................          59,530            740
Securitas (Class B) .............................          57,000          1,373
Total Sweden (Cost $28,367) 41,561

SWITZERLAND 9.0%
Common Stocks 9.0%
ABB .............................................           7,935          9,608
Adecco ..........................................          11,764          3,926
Belimo Automation * .............................           3,000        $   696
Bucher Holding ..................................             600            556
Ciba Specialty Chemicals * ......................          15,608          1,345
Credit Suisse Group .............................          24,195          2,725
Disetronic Holdings * ...........................             480          1,053
Generale d'Affichage ............................           2,200            791
Gurit Heberlien .................................             365            935
Liechtenstein Global Trust ......................           1,235            679
Nestle ..........................................           8,645         10,498
Novartis ........................................          16,978         22,367
Roche Holdings ..................................           1,918         16,199
SMH Neuenburg ...................................           1,623            919
Schweizerischer Bankverein ......................          20,770          4,537
Swisslog * ......................................           3,991          1,470
Total Switzerland (Cost $55,883) ................                         78,304

UNITED KINGDOM  24.9%
Common Stocks  24.8%
Abbey National ..................................         541,080          7,498
Argos ...........................................         391,266          4,084
Asda Group ......................................       2,476,430          4,616
Ashtead Group ...................................         357,497          1,611
BBA Group .......................................         189,045          1,026
BG * ............................................         463,250          1,351
Bodycote International ..........................         103,800          1,228
British Petroleum ...............................         260,000          2,979
Britton Group * .................................         315,703            522

CRT Group * .....................................         266,777            994
Cable & Wireless ................................         759,110          5,844
Cadbury Schweppes ...............................         681,753          5,668
Caradon .........................................       1,074,810          4,303
Carpetright .....................................          86,000            659
Centrica * ......................................         463,250            424
Chamberlain Phipps * ............................          99,000              -
Coats Viyella ...................................         475,000          1,016
Compass Group ...................................         231,000          2,531
Cordiant * ......................................         195,000            408
Corporate Services Group ........................       645,471 $          1,946
David S. Smith ..................................         518,020          1,881
Devro International .............................         251,250          1,275
Druck Holdings ..................................         185,000            780
Electrocomponents ...............................         223,000          1,431
First Technology ................................          77,000            860
Freepages Group * ...............................       1,127,600            731
GKN .............................................         100,000          1,541
Glaxo Wellcome ..................................         619,540         12,180
Grand Metropolitan ..............................       1,038,420          8,701
Greggs ..........................................          42,000          1,171
Guinness ........................................         819,040          6,743
HTV Group .......................................         205,000          1,023
Harvey Nichols Group ............................         157,500            791
Henderson .......................................          23,000            479
Hozelock Group ..................................          99,461            701
JBA Holdings ....................................         200,000          2,642
John Laing (Class A) ............................         377,690          2,247
Kingfisher ......................................         519,731          5,627
Knox D'Arcy Trust * .............................         562,222            305
Ladbroke Group ..................................         689,250          2,592
Mayflower .......................................         595,000          1,437
N Brown Group ...................................          81,420            545
National Westminster Bank .......................       1,458,410         17,231
Northern Leisure ................................         261,566          1,043
Pentos * ........................................         358,333              -
Peter Black Holdings ............................          57,000            331
Pizza Express ...................................          75,000            840
Powerscreen International .......................         147,000          1,449
RTZ .............................................         280,060          4,439
Rage Software * .................................       1,350,000            170
Rank Group ......................................       1,014,625          6,989
Reed International ..............................         779,940         14,360
Regal Hotel Group ...............................         761,389            691
Rolls Royce .....................................         518,201          2,041
Safeway .........................................         639,000          3,511
Sage Group ......................................         138,000          1,440
Select Appointment ..............................       159,000 $            933
Serco Group .....................................         117,500          1,276
Shell Transport & Trading .......................         709,000         12,560
SmithKline Beecham ..............................       1,298,100         20,786
Stoves ..........................................          66,000            299

T & N ...........................................         864,000          1,876
Tesco ...........................................         498,500          2,876
Tomkins .........................................       2,157,770          9,303
United News & Media .............................         507,390          6,225
WPP Group .......................................         245,000            997
                                                                         216,057
Preferred Stocks 0.1%
Knox D'Arcy Trust, Cv. Loan Stock, Zero Coupon, 9/30/07   472,222            260
Regal Hotel Group, Cv. Loan Stock, 8.00%, 6/30/01         131,587            263
                                                                             523
Total United Kingdom (Cost $156,981) ............                        216,580

SHORT-TERM INVESTMENTS  6.2%
Commercial Paper  6.2%
American Home Products 4(2), 5.60%, 6/16/97 $ ............     5,000,000   4,964
Asset Securitization Cooperative 4(2), 5.53%, 5/15/97 ....     5,000,000   4,989
Becton Dickinson, 5.50%, 6/19/97 .........................     1,000,000     992
Bex America Finance, 5.54%, 5/27/97 ......................     5,000,000   4,980
Delaware Funding 4(2), 5.53-5.55%, 5/15/97-6/2/97 ........    10,000,000    9965
Falcon Asset Securitization 4(2), 5.55%, 6/3/97 ..........     5,000,000   4,975
Finova Capital, 5.61%, 6/3/97 ............................     1,400,000   1,393
Golden Peanut, 5.50%, 6/4/97 .............................     1,000,000     995
Preferred Receivables Funding, 5.52%, 5/22/97 ............     5,000,000   4,984
St. Paul Companies 4(2), 5.53%, 5/2/97 ...................     1,000,000   1,000
Tasmanian Public Finance, 5.40%, 6/20/97 .................     3,000,000   2,977
Teco Finance 4(2), 5.52%, 5/12/97 ........................     5,000,000   4,992
Investments in Commercial Paper through a Joint Account,
         5.60%, 5/1/97 ...................................     7,020,104   7,020
Total Short-Term Investments (Cost $54,226) 54,226

Total Investments in Securities
98.6% of Net Assets (Cost $624,290) $ ....................               858,959
Other Assets Less Liabilities ............................                12,589
NET ASSETS ...............................................           $   871,548
Net Assets Consist of:
Accumulated net investment income - net of distributions .           $     4,027
Accumulated net realized gain/loss - net of distributions                 11,548
Net unrealized gain (loss) ...............................               234,561
Paid-in-capital applicable to 48,488,662 shares of
$ 0.01 par value capital stock outstanding; 2,000,000,000
shares of the Corporation authorized .....................               621,412
NET ASSETS ...............................................           $   871,548
NET ASSET VALUE PER SHARE ................................                $17.97

*    Non-income producing
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
AUD  Australian dollar
BEF  Belgian franc
CAD  Canadian dollar
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

Unaudited
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                                    In thousands

                                                                        6 Months
                                                                           Ended
                                                                         4/30/97
Investment Income

Income
    Dividend (net of foreign taxes of $ 1,221) ................        $  6,947
    Interest ..................................................           1,424
    Total income ..............................................           8,371

Expenses
    Investment management .....................................           3,231
    Shareholder servicing .....................................             667
    Custody and accounting ....................................             180
    Prospectus and shareholder reports ........................              35
    Registration ..............................................              30
    Directors .................................................               5
    Legal and audit ...........................................               4
    Miscellaneous .............................................               2
    Total expenses ............................................           4,154
Net investment income .........................................           4,217

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities ................................................          14,062
    Foreign currency transactions .............................            (324)
    Net realized gain (loss) ..................................          13,738

Change in net unrealized gain or loss
    Securities ................................................          47,739
    Other assets and liabilities
    denominated in foreign currencies .........................            (132)
    Change in net unrealized gain or loss .....................          47,607
Net realized and unrealized gain (loss) .......................          61,345

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ........................................        $ 65,562
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    In thousands

                                                         6 Months         Year
                                                            Ended        Ended
                                                          4/30/97     10/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income ...........................   $   4,217    $  10,895
    Net realized gain (loss) ........................      13,738        7,431
    Change in net unrealized gain or loss ...........      47,607       99,374
    Increase (decrease) in net assets from operations      65,562      117,700

Distributions to shareholders
    Net investment income ...........................     (10,997)      (7,528)
    Net realized gain ...............................      (8,458)      (8,941)
    Decrease in net assets from distributions .......     (19,455)     (16,469)

Capital share transactions *
    Shares sold .....................................     261,990      254,494
    Distributions reinvested ........................      18,532       15,698
    Shares redeemed .................................    (159,968)    (157,109)
    Increase (decrease) in net assets from capital
    share transactions ..............................     120,554      113,083

Net Assets

Increase (decrease) during period ...................     166,661      214,314
Beginning of period .................................     704,887      490,573

End of period .......................................    $871,548     $704,887

*Share information
    Shares sold .....................................      14,890       16,561
    Distributions reinvested ........................       1,070        1,094
    Shares redeemed .................................      (9,106)     (10,195)
    Increase (decrease) in shares outstanding .......       6,854        7,460
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited                                                         April 30, 1997
================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on February 28, 1990.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     COMMERCIAL PAPER Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At April 30, 1997, the value of securities on loan was $135,436,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $139,261,000 and $63,572,000, respectively, for the six months ended April 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $624,290,000, and net unrealized gain aggregated $234,669,000, of which $241,716,000 related to appreciated investments and $7,047,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $571,000 was payable at April 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum International Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, Price Associates, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $568,000 for the six months ended April 30, 1997, of which $109,000 was payable at period-end.

     During the six months ended April 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $14,275,000 with certain affiliates of the manager and paid commissions of $31,000 related thereto.

================================================================================
T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and T. Rowe Price OnLine.

DISCOUNT BROKERAGE*

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

     COMBINED STATEMENT Overview of your T. Rowe Price accounts.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS  Educational  reports  on  investment   strategies  and  financial
markets.

     INVESTMENT GUIDES Asset Mix Worksheet,  College Planning Kit,  Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

================================================================================
T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity  Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap  Stock**
Small-Cap Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL
Emerging   Markets  Stock
European  Stock
Global  Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


                      FOR YIELD, PRICE, LAST TRANSACTION,
                         CURRENT BALANCE, OR TO CONDUCT
                         TRANSACTIONS, 24 HOURS, 7 DAYS
                 A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
                            1-800-638-2587 toll free

                                 FOR ASSISTANCE
                               WITH YOUR EXISTING
                              FUND ACCOUNT, CALL:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                          410-625-6500 Baltimore area

                          TO OPEN A DISCOUNT BROKERAGE
                         ACCOUNT OR OBTAIN INFORMATION,
                         CALL: 1-800-638-5660 toll free

                               INTERNET ADDRESS:
                               www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                       T. Rowe Price European Stock Fund.

                               INVESTOR CENTERS:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

             T. Rowe Price Investment Services, Inc., Distributor.
                                F79-051 4/30/97